                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

      | |   Preliminary Proxy Statement

      | |   Confidential,  for Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

      | |   Definitive Proxy Statement

      | |   Definitive Additional Materials

      |X|   Soliciting Material Pursuant to Rule 14a-12

                               BAIRNCO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             STEEL PARTNERS, L.L.C.
                              BZ ACQUISITION CORP.
                             WARREN G. LICHTENSTEIN
                               HUGH F. CULVERHOUSE
                                 JOHN J. QUICKE
                                 ANTHONY BERGAMO
                                HOWARD M. LEITNER
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      | |   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      | |   Fee paid previously with preliminary materials:

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      | |   Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid

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      (2)   Form, Schedule or Registration Statement No:

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      (3)   Filing Party:

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      (4)   Date Filed:

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      On January 23, 2007,  Steel Partners II, L.P. sent to Bairnco  Corporation the  following  notice of  intention  to nominate  individuals  for  election as directors at the 2007 annual meeting of stockholders of Bairnco Corporation:

                             STEEL PARTNERS II, L.P.
                         590 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10022

                                                                January 23, 2007

VIA FACSIMILE AND FEDERAL EXPRESS

Bairnco Corporation
300 Primera Boulevard, Suite 432
Lake Mary, Florida  32746
Attn:  Corporate Secretary

      Re:   NOTICE OF INTENTION TO NOMINATE INDIVIDUALS FOR ELECTION AS
            DIRECTORS AT THE 2007 ANNUAL MEETING OF STOCKHOLDERS OF BAIRNCO CORPORATION

Dear Sir:

      This letter  shall serve to satisfy the  advance  notice  requirements  of
Article  III,  Section 3 of the Amended and  Restated  Bylaws (the  "Bylaws") of
Bairnco Corporation ("Bairnco") as to the nomination by Steel Partners II, L.P., a Delaware limited  partnership  ("Steel Partners II"), of five (5) nominees for election to the Board of Directors of Bairnco (the "Bairnco  Board") at the 2007
annual meeting of stockholders of Bairnco,  or any other meeting of stockholders held in lieu thereof,  and any  adjournments,  postponements,  reschedulings  or continuations thereof (the "Annual Meeting").

      This letter and the Exhibits attached hereto are collectively  referred to as the "Notice." Steel Partners II is the beneficial  owner of 1,110,200  shares of common  stock,  $0.01 par value per share (the "Common  Stock"),  of Bairnco,
1,000  shares of which are held of record by Steel  Partners  II.  Through  this
Notice,  Steel  Partners II hereby  nominates  and notifies you of its intent to nominate Warren G. Lichtenstein,  John J. Quicke,  Hugh F. Culverhouse,  Anthony
Bergamo and Howard M. Leitner as nominees (the  "Nominees") to be elected to the
Bairnco Board at the Annual  Meeting.  Steel Partners II believes that the terms of the five (5) directors  currently  serving on the Bairnco Board expire at the
Annual  Meeting.  To the extent there are in excess of five (5) vacancies on the
Bairnco  Board to be  filled  by  election  at the  Annual  Meeting  or  Bairnco increases the size of the Bairnco Board above its existing size,  Steel Partners
II  reserves  the right to  nominate  additional  nominees  to be elected to the
Bairnco Board at the Annual Meeting. Additional nominations made pursuant to the preceding  sentence are without  prejudice to the position of Steel  Partners II that any  attempt  to  increase  the  size of the  current  Bairnco  Board or to classify the Bairnco Board  constitutes  an unlawful  manipulation  of Bairnco's corporate machinery. If this Notice shall be deemed for any reason by a court of competent  jurisdiction to be ineffective  with respect to the nomination of any of the Nominees at the Annual  Meeting,  or if any  individual  Nominee shall be unable to serve for any reason,  this Notice shall continue to be effective with respect  to  the  remaining  Nominee(s)  and as to  any  replacement  Nominee(s)
selected by Steel Partners II.

      The information  concerning Steel Partners II and the Nominees required by
Article III, Section 3 of the Bylaws is set forth below:

      (I)   NAME AND  ADDRESS  OF THE  STOCKHOLDER  GIVING THE  NOTICE,  AS THEY
            APPEAR ON BAIRNCO'S BOOKS:

            Name                        Address
            ----                        -------

            STEEL PARTNERS II, L.P.     590 Madison Avenue, 32nd Floor
                                        New York, New York 10022

      (II)  CLASS AND NUMBER OF SHARES OF BAIRNCO WHICH ARE  BENEFICIALLY  OWNED
            BY THE STOCKHOLDER GIVING THE NOTICE:

            Name                        Address
            ----                        -------

            Steel Partners II, L.P.     1,110,200 shares of Common Stock,
                                        including 1,000 shares held of record

      (III) ALL INFORMATION RELATING TO EACH OF THE NOMINEES THAT IS REQUIRED TO
            BE DISCLOSED IN  SOLICITATIONS OF PROXIES FOR ELECTION OF DIRECTORS,
            OR IS OTHERWISE  REQUIRED,  IN EACH CASE PURSUANT TO REGULATION  14A
            UNDER THE  SECURITIES  EXCHANGE ACT OF 1934,  AS AMENDED,  INCLUDING
            SUCH NOMINEE'S WRITTEN CONSENT TO BEING NAMED IN THE PROXY STATEMENT
            AS A NOMINEE AND TO SERVING AS A DIRECTOR IF ELECTED:

            WARREN G.  LICHTENSTEIN (AGE 41) has been the Chairman of the Board,
            Secretary  and  the  Managing  Member  of  Steel  Partners,   L.L.C.
            ("Partners  LLC"),  the  general  partner  of Steel  Partners  II, a private  investment  partnership,  since  January  1,  1996  and the
            President, Chief Executive Officer and a director of Steel Partners,
            Ltd.  ("SPL"),  a  management  and advisory  company  that  provides management  services to Steel Partners II and its affiliates,  since
            June 1999. Mr.  Lichtenstein has been a director (currently Chairman
            of  the  Board)  of  United   Industrial   Corporation,   a  company
            principally focused on the design, production and support of defense systems and a manufacturer  of combustion  equipment for biomass and refuse fuels,  since May 2001. Mr.  Lichtenstein has been a director
            (currently Chairman of the Board) of SL Industries, Inc., a designer and manufacturer of power electronics, power motion equipment, power
            protection    equipment,    and   teleprotection   and   specialized
            communication  equipment,  since  January  2002 and  served as Chief
            Executive  Officer from  February 2002 to August 2005. He has served as  Chairman  of the  Board of WHX  Corporation  ("WHX"),  a holding company,  since July 2005. Mr.  Lichtenstein  has been a director of
            KT&G Corporation, South Korea's largest tobacco company, since March
            2006. Mr.  Lichtenstein was a director of Layne Christensen  Company
            ("Layne  Christensen"),  a provider of products and services for the water,  mineral,  construction and energy markets, from January 2004
            to  October  2006.  Mr.   Lichtenstein   served  as  a  director  of
            WebFinancial  Corporation,  a consumer and commercial  lender,  from
            1996 to June 2005,  as Chairman  and Chief  Executive  Officer  from
            December  1997 to June 2005 and as President  from  December 1997 to
            December 2003. The business address of Mr. Lichtenstein is c/o Steel
            Partners II, L.P.,  590 Madison  Avenue,  32nd Floor,  New York, New
            York  10022.  By virtue  of his  position  with  Partners  LLC,  Mr.
            Lichtenstein  has the power to vote and dispose of the Common  Stock owned by Steel Partners II.  Accordingly,  Mr.  Lichtenstein  may be
            deemed to be the beneficial owner of the Common Stock owned by Steel
            Partners II. For  information  regarding  purchases and sales during the past two years by Steel  Partners  II of  securities  of Bairnco that may be deemed to be beneficially owned by Mr. Lichtenstein, see
            EXHIBIT A.

            HUGH F.  CULVERHOUSE (AGE 57) is the owner of Palmer Ranch Holdings,
            Ltd.,  a Florida  real  estate  investor.  Mr.  Culverhouse  is also presently the principal of  Culverhouse  Limited  Partnership  which invests in real estate,  securities  and hedge  funds.  From 1997 to
            2001, he served as Head Trustee for Hugh F. Culverhouse Trust, which is comprised of land holdings,  orange  groves,  utilities and other businesses.  From 1979 to 1999, Mr.  Culverhouse  was an attorney in private  practice.  Prior to such  time,  he was an  Assistant  U.S.
            Attorney with the U.S. Justice  Department and a Trial Attorney with the Securities and Exchange Commission.  The business address of Mr.
            Culverhouse is SBS Tower,  Suite PH 1-C, 2601 South Bayshore  Drive,
            Miami, Florida 33133. Mr. Culverhouse does not beneficially own, and has not purchased or sold during the past two years,  any securities of Bairnco.

            JOHN J. QUICKE (AGE 57) has served as a Vice  President of SPL since
            September  2005.  Mr.  Quicke has served as Chairman of the Board of
            NOVT Corporation,  a former developer of advanced medical treatments for coronary and  vascular  disease,  since April 2006 and served as
            President  and Chief  Executive  Officer  of NOVT from April 2006 to
            November  2006.  He has served as a director  of WHX since July 2005 and as a Vice  President  since October 2005.  Mr. Quicke  currently serves as a director of Layne Christensen and Angelica  Corporation, a leading  provider of  healthcare  linen  management  services.  He served as a director, President and Chief Operating Officer of Sequa
            Corporation  ("Sequa"),  a diversified industrial company, from 1993 to March 2004, and Vice Chairman and Executive Officer of Sequa from
            March 2004 to March 2005. As Vice Chairman and Executive  Officer of
            Sequa, Mr. Quicke was responsible for the Automotive, Metal Coating,
            Specialty   Chemicals,   Industrial   Machinery  and  Other  Product
            operating  segments of the company.  From March 2005 to August 2005,
            Mr. Quicke  occasionally served as a consultant to Steel Partners II and explored other business  opportunities.  The business address of
            Mr. Quicke is c/o Steel Partners II, L.P., 590 Madison Avenue,  32nd
            Floor,  New York, New York 10022.  Mr. Quicke does not  beneficially own, and has not  purchased  or sold during the past two years,  any securities of Bairnco.

            ANTHONY  BERGAMO (AGE 60) has served in a variety of capacities with
            Milstein  Hotel  Group,  a hotel  operator,  since April 1996,  most recently  as  Managing  Director.  He has also  served  as the Chief
            Executive  Officer  of Niagara  Falls  Redevelopment,  Ltd.,  a real estate development  company,  since August 1998. He has held various positions with MB Real Estate, a property  management  company based in New York  City and  Chicago,  since  April  1996,  including  the position of Vice  Chairman  since May 2003.  Mr.  Bergamo has been a director  of Lone  Star  Steakhouse  &  Saloon,  Inc.,  an owner and operator of restaurants, since May 2002. He has also been a director since 1995,  a Trustee  since 1986 and  currently is Chairman of the
            Audit Committee of Dime Community  Bancorp.  Mr. Bergamo is also the
            Founder of the Federal Law Enforcement Foundation, a foundation that
            provides   economic   assistance  to  both  federal  and  local  law
            enforcement   officers   suffering  from  serious   illness  and  to
            communities recovering from natural disasters, and has served as its
            Chairman since 1988.  The business  address of Mr. Bergamo is c/o MB
            Real Estate,  335 Madison  Avenue,  14th Floor,  New York,  New York
            10017. Mr. Bergamo does not beneficially  own, and has not purchased or sold during the past two years, any securities of Bairnco.

            HOWARD M. LEITNER (AGE 66) served as Senior Vice President,  Finance of Sequa from November  1999 to January 2006.  From 1980 to 1999, he served in various capacities including President and Chief Financial
            Officer of Chock  Full O' Nuts  Corporation,  a marketer  of coffee.
            From 1977 to 1980,  Mr.  Leitner was a Senior Audit Manager with the accounting  firm of Ernst &  Young.  From  1963 to  1977,  he was an accountant  with SD  Leidesdorf & Co., an  accounting  firm that was acquired by Ernst & Young.  Mr.  Leitner is  presently  retired from active  employment.  His principal  address is 78335 Griffin  Drive,
            Palm Desert,  California  92211.  Mr. Leitner does not  beneficially own, and has not  purchased  or sold during the past two years,  any securities of Bairnco.

            On June 22,  2006,  BZ  Acquisition  Corp.  ("BZA"),  a wholly owned subsidiary  of  Steel  Partners  II,  commenced  a  tender  offer to purchase all the issued and outstanding  Common Stock of Bairnco for
            $12.00  net per share in cash,  upon the terms  and  subject  to the conditions set forth in the offer to purchase,  dated June 22, 2006, as subsequently amended (together with any amendments or supplements thereto,  the  "Offer to  Purchase")  and in the  related  letter of
            transmittal   (which,   together   with  the   Offer  to   Purchase,
            collectively  constitute  the "Offer").  The purpose of the Offer is for Steel  Partners II to acquire  control of, and the entire equity interest in, Bairnco.  Steel Partners II currently intends,  as soon as practicable following  consummation of the Offer, to seek to have
            Bairnco  consummate a merger or other similar  business  combination with BZA or another  affiliate of Steel  Partners II (the  "Proposed
            Merger").

            On December 29, 2006,  Steel Partners II,  Partners LLC, BZA, Warren
            G.  Lichtenstein,  John  J.  Quicke,  Hugh F.  Culverhouse,  Anthony
            Bergamo and Howard M. Leitner  (collectively,  the "Group")  entered into a Joint Filing and Solicitation Agreement in which, among other things, (i) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of Bairnco,  (ii) the parties agreed to solicit written  consents or proxies to elect the Nominees or any other person  designated by the
            Group as directors of Bairnco and to take all other action necessary or  advisable to achieve the  foregoing  (the  "Solicitation"),  and
            (iii)  Steel  Partners  II agreed to bear all  expenses  incurred in connection with the Group's activities,  including approved expenses incurred by any of the parties in connection with the  Solicitation, subject to certain limitations.

            Pursuant  to  letter  agreements  dated  December  29,  2006,  Steel
            Partners II agreed to indemnify each of the Nominees  against claims arising from the Solicitation and any related transactions.

            The Bairnco Board has refused to take the steps  necessary to permit
            Steel Partners II to consummate the Offer. As a result, on or around
            January 16,  2007,  Steel  Partners II commenced a  solicitation  of written  consents  of the  stockholders  of  Bairnco  (the  "Consent
            Solicitation")  to remove and  replace  the  current  members of the
            Bairnco  Board with the  Nominees  who if elected  will,  subject to their fiduciary duties,  remove the obstacles to the consummation of the  Offer.  This would  allow  Bairnco's  stockholders  to have the ability to decide  for  themselves  whether  they want to accept the
            Offer,  the  Proposed  Merger or any other  third-party  acquisition proposal.  The  purpose  of  this  Notice  is  to  ensure  that  the stockholders  of  Bairnco  will  have an  opportunity  to elect  the
            Nominees as directors of Bairnco at the Annual Meeting to the extent any of them are not elected pursuant to the Consent Solicitation.

            Each of the Nominees  has  consented to be named as a nominee in any proxy  statement  filed by Steel Partners II in connection  with the solicitation  of proxies  for the  election  of the  Nominees to the
            Bairnco Board and to serve as a director of Bairnco,  if so elected.
            Such consents are attached hereto as EXHIBIT B.

            Except as set forth in this Notice  (including the Exhibits attached hereto), (i) during the past 10 years, no Nominee has been convicted in a criminal  proceeding  (excluding  traffic violations or similar misdemeanors);  (ii) no Nominee directly or indirectly  beneficially owns any securities of Bairnco; (iii) no Nominee owns any securities of Bairnco which are owned of record but not  beneficially;  (iv) no
            Nominee has purchased or sold any  securities of Bairnco  during the past two years; (v) no part of the purchase price or market value of the  securities  of Bairnco owned by any Nominee is  represented  by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Nominee is, or within the past year was, a party to any contract,  arrangements or  understandings  with any person with respect to any securities of Bairnco, including, but not limited to, joint ventures, loan or option arrangements, puts or calls,  guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Nominee owns beneficially,  directly or indirectly,

            any  securities  of Bairnco;  (viii) no Nominee  owns  beneficially, directly or  indirectly,  any securities of any parent or subsidiary of Bairnco;  (ix) no Nominee or any of his associates was a party to any  transaction,  or  series  of  similar  transactions,  since the beginning  of  Bairnco's  last  fiscal  year,  or is a party  to any currently proposed  transaction,  or series of similar transactions, to which Bairnco or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000;  and (x) no Nominee or any of his associates has any arrangement or understanding  with any person  with  respect  to any  future  employment  by Bairnco or its affiliates,  or with  respect  to any future  transactions  to which
            Bairnco or any of its affiliates will or may be a party.

            Other  than  as  stated  herein,   there  are  no   arrangements  or
            understandings  between  Steel  Partners II and each  Nominee or any other person or persons pursuant to which the nominations  described herein  are to be  made.  Reference  is  made  to the  Schedule  13D relating to the  securities of Bairnco,  the Schedule TO relating to the Offer and the Schedule 14A relating to the Consent Solicitation, each as  amended,  filed  and to be filed  with the  Securities  and
            Exchange  Commission by Steel Partners II and certain members of the
            Group,  as the case may be,  for  additional  information  regarding
            Steel  Partners II and the  members of the Group,  the Offer and the
            Consent Solicitation.

            A representative of Steel Partners II intends to appear in person at the Annual Meeting to nominate the persons  specified in this Notice for election to the Bairnco Board.

      Please address any  correspondence to Steel Partners II, L.P.,  Attention:
Warren Lichtenstein,  telephone (212) 520-2300, facsimile (212) 520-2301 (with a copy to our counsel, Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue
Tower, 65 East 55th Street, New York, New York 10022, Attention: Steven Wolosky,
Esq.,  telephone (212) 451-2333,  facsimile (212) 451-2222).  The giving of this
Notice  is not an  admission  that any  procedures  for  notice  concerning  the nomination  of directors to the Bairnco Board are legal,  valid or binding,  and
Steel Partners II reserves the right to challenge their validity.

                                         Very truly yours,

                                         STEEL PARTNERS II, L.P.

                                         By: Steel Partners, L.L.C.,
                                             General Partner

                                         By: /s/ Warren G. Lichtenstein
                                             -----------------------------------
                                         Name:  Warren G. Lichtenstein
                                         Title:  Managing Member

                                    EXHIBIT A

                      TRANSACTIONS IN SECURITIES OF BAIRNCO
                            DURING THE PAST TWO YEARS

        Class              Quantity           Price Per            Date of
     of Security           Purchased          Share ($)            Purchase
    ------------           ---------          ---------           -----------

                             STEEL PARTNERS II, L.P.
--------------------------------------------------------------------------------
    Common Stock                200             10.45             03/17/2005
    Common Stock             45,300             10.46             03/18/2005
    Common Stock             20,900             10.47             03/21/2005
    Common Stock             39,300             10.50             06/28/2005
    Common Stock              6,200             10.75             06/30/2005
    Common Stock              5,000             10.75             07/01/2005
    Common Stock             39,000             10.78             08/17/2005
    Common Stock              8,900             10.80             08/18/2005
    Common Stock              5,000             10.85             09/16/2005

                                    EXHIBIT B

                                NOMINEE CONSENTS

                                 JOHN J. QUICKE
                           C/O STEEL PARTNERS II, L.P.
                         590 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10022

                                                               December 29, 2006

Steel Partners II, L.P.
590 Madison Avenue, 32nd Floor
New York, NY 10022
Attn:  Warren G. Lichtenstein

Dear Mr. Lichtenstein:

      You are hereby notified that the undersigned  consents to being named as a nominee in any consent  statement or proxy statement filed by Steel Partners II,
L.P.  with  the  Securities  and  Exchange  Commission  in  connection  with the solicitation of written consents or proxies for election of the undersigned as a director of Bairnco Corporation ("Bairnco") and serving as a director of Bairnco if elected.

                                          Very truly yours,

                                          /s/ John J. Quicke
                                          ------------------
                                          John J. Quicke

                               HUGH F. CULVERHOUSE
                             SBS TOWER, SUITE PH 1-C
                            2601 SOUTH BAYSHORE DRIVE
                              MIAMI, FLORIDA 33133

                                                               December 29, 2006

Steel Partners II, L.P.
590 Madison Avenue, 32nd Floor
New York, NY 10022
Attn:  Warren G. Lichtenstein

Dear Mr. Lichtenstein:

      You are hereby notified that the undersigned  consents to being named as a nominee in any consent  statement or proxy statement filed by Steel Partners II,
L.P.  with  the  Securities  and  Exchange  Commission  in  connection  with the solicitation of written consents or proxies for election of the undersigned as a director of Bairnco Corporation ("Bairnco") and serving as a director of Bairnco if elected.

                                          Very truly yours,

                                          /s/ Hugh F. Culverhouse
                                          -----------------------
                                          Hugh F. Culverhouse

                                 ANTHONY BERGAMO
                               C/O MB REAL ESTATE
                         335 MADISON AVENUE, 14TH FLOOR
                            NEW YORK, NEW YORK 10017

                                                               December 29, 2006

Steel Partners II, L.P.
590 Madison Avenue, 32nd Floor
New York, NY 10022
Attn:  Warren G. Lichtenstein

Dear Mr. Lichtenstein:

      You are hereby notified that the undersigned  consents to being named as a nominee in any consent  statement or proxy statement filed by Steel Partners II,
L.P.  with  the  Securities  and  Exchange  Commission  in  connection  with the solicitation of written consents or proxies for election of the undersigned as a director of Bairnco Corporation ("Bairnco") and serving as a director of Bairnco if elected.

                                          Very truly yours,

                                          /s/ Anthony Bergamo
                                          -------------------
                                          Anthony Bergamo

                                HOWARD M. LEITNER
                               78335 GRIFFIN DRIVE
                          PALM DESERT, CALIFORNIA 92211

                                                               December 29, 2006

Steel Partners II, L.P.
590 Madison Avenue, 32nd Floor
New York, NY 10022
Attn:  Warren G. Lichtenstein

Dear Mr. Lichtenstein:

      You are hereby notified that the undersigned  consents to being named as a nominee in any consent  statement or proxy statement filed by Steel Partners II,
L.P.  with  the  Securities  and  Exchange  Commission  in  connection  with the solicitation of written consents or proxies for election of the undersigned as a director of Bairnco Corporation ("Bairnco") and serving as a director of Bairnco if elected.

                                          Very truly yours,

                                          /s/ Howard M. Leitner
                                          ---------------------
                                          Howard M. Leitner

                             WARREN G. LICHTENSTEIN
                           C/O STEEL PARTNERS II, L.P.
                         590 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10022

                                                               December 29, 2006

Steel Partners II, L.P.
590 Madison Avenue, 32nd Floor
New York, NY 10022

Gentlemen:

      You are hereby notified that the undersigned  consents to being named as a nominee in any consent  statement or proxy statement filed by Steel Partners II,
L.P.  with  the  Securities  and  Exchange  Commission  in  connection  with the solicitation of written consents or proxies for election of the undersigned as a director of Bairnco Corporation ("Bairnco") and serving as a director of Bairnco if elected.

                                          Very truly yours,

                                          /s/ Warren G. Lichtenstein
                                          --------------------------
                                          Warren G. Lichtenstein

Steel  Partners II  anticipates  filing a preliminary  proxy  statement with the
Securities and Exchange  Commission  ("SEC") in connection with the solicitation of proxies from the  stockholders of Bairnco to elect the Nominees at the Annual
Meeting.

STEEL PARTNERS II STRONGLY ADVISES ALL STOCKHOLDERS OF BAIRNCO TO READ THE PROXY
STATEMENT  WHEN  IT  BECOMES   AVAILABLE   BECAUSE  IT  WILL  CONTAIN  IMPORTANT
INFORMATION.  SUCH PROXY  STATEMENT  WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S
WEB  SITE  AT   HTTP://WWW.SEC.GOV.   IN  ADDITION,   THE  PARTICIPANTS  IN  THE
SOLICITATION  WILL PROVIDE  COPIES OF THE  DEFINITIVE  PROXY  STATEMENT  WITHOUT
CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS'
PROXY  SOLICITOR,  MACKENZIE  PARTNERS,  INC.,  TOLL-FREE  AT (800)  322-2885 OR
COLLECT AT (212) 929-5500 OR VIA EMAIL AT BAIRNCO@MACKENZIEPARTNERS.COM.

THE PARTICIPANTS IN THE PROXY  SOLICITATION ARE ANTICIPATED TO BE STEEL PARTNERS
II, STEEL PARTNERS,  L.L.C., BZ ACQUISITION CORP., WARREN G. LICHTENSTEIN,  HUGH
F.  CULVERHOUSE,   JOHN  J.  QUICKE,  ANTHONY  BERGAMO  AND  HOWARD  M.  LEITNER
(COLLECTIVELY,   THE   "PARTICIPANTS").   STOCKHOLDERS  OF  BAIRNCO  MAY  OBTAIN

INFORMATION  REGARDING  THE  PARTICIPANTS'  DIRECT  OR  INDIRECT  INTERESTS,  BY
SECURITY  HOLDINGS OR OTHERWISE,  IN BAIRNCO BY REFERRING TO ITEM 5 OF AMENDMENT
NO. 7 TO THE  SCHEDULE  13D FILED BY STEEL  PARTNERS II WITH THE SEC ON DECEMBER
29, 2006 OR THE SCHEDULE 14A FILED BY STEEL  PARTNERS II WITH THE SEC ON JANUARY
12, 2007.